SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
VAN KAMPEN EXCHANGE FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No Fee Required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

VAN KAMPEN INVESTMENTS	MAY 2009

 Important Notice To Van Kampen
 Exchange Fund Partners
 Questions & Answers
Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.

Q. Why am I receiving this Proxy Statement?

A. This is the Annual Meeting of Partners. You are being asked to vote on a proposal to elect ten nominees for Managing General Partners.

Q. Will my vote make a difference?

A. Yes, your vote is important and will make a difference. We encourage all Partners to participate in the governance of their Fund.

Q. How do the Managing General Partners of the Fund suggest that I vote?

A. They recommend that you vote “For All” of the nominees on the enclosed proxy card.

Q. How do I vote my proxy?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q. Whom do I call if I have questions?

A. Please call Van Kampen’s Client Relations Department at 1-800-231-2808 or visit our web site at www.vankampen.com, where you can send us an e-mail message by selecting “Contact Us”.

 About the Proxy Card

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Election of Managing General Partners – mark “FOR ALL,” “WITHHOLD” or “FOR ALL EXCEPT.”

To withhold authority to vote for one or more nominees, check “FOR ALL EXCEPT” and write the nominee’s name on the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY
VAN KAMPEN EXCHANGE FUND ANNUAL MEETING OF PARTNERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXX

FOR ALL
	FOR ALL	WITHHOLD	EXCEPT
To vote to elect ten Managing General Partners to serve until their respective successors are duly elected and qualified:	☐	☐	☐

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

To withhold authority to vote for one or more nominee check “For All Except” and write the nominee’s name on the line below.

Please be sure to sign and date this Proxy, Date

Partner sign here Co-owner sign here

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
        SAMPLE

VAN KAMPEN EXCHANGE FUND

A California Limited Partnership

522 Fifth Avenue
New York, New York 10036
(800) 341-2929

NOTICE OF ANNUAL MEETING OF
PARTNERS

To Be Held June 17, 2009

Notice is hereby given to the Partners of the Van Kampen Exchange Fund, a California limited partnership (“Fund”), that the Annual Meeting of Partners (the “Meeting”) will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 17, 2009 at 10:30 a.m. for the following purposes:

1.	To elect ten Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Partners of record at the close of business on April 23, 2009 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

By Order of the Managing General Partners

Lou Anne McInnis,
Assistant Secretary

May 5, 2009

The Fund will furnish, without charge, a copy of its most recent annual report to any Partner upon request. Any such request should be directed to the Fund by calling 1-800-231-2808 or by writing to the Fund at 1 Parkview Plaza – Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

Partners of the Fund are invited to attend the Meeting in person. If you do not expect to attend the Meeting, please indicate your voting instructions on the enclosed proxy card, date and sign the proxy card and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also record your voting instructions by telephone or via the internet.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the internet promptly.

The Managing General Partners recommend that you cast your vote:

•	FOR ALL of the nominees for Managing General Partner listed in the Proxy Statement.

Your vote is important.
Please return your proxy card or record
your voting instructions by telephone
or via the internet promptly
no matter how many shares you own.

PROXY STATEMENT

VAN KAMPEN EXCHANGE FUND

A California Limited Partnership

522 Fifth Avenue
New York, New York 10036
(800) 341-2929

ANNUAL MEETING OF PARTNERS

June 17, 2009

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Managing General Partners of Van Kampen Exchange Fund, a California limited partnership (the “Fund”), of proxies to be voted at the Annual Meeting of Partners, and all adjournments thereof (the “Meeting”), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 17, 2009 at 10:30 a.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 15, 2009.

Participating in the Meeting are holders of units of partnership interest (collectively, the “Shares”) of the Fund. The purpose of the Meeting is to permit the holders of the Fund’s Shares to elect ten Managing General Partners.

The Managing General Partners have fixed the close of business on April 23, 2009 as the record date (the “Record Date”) for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Partners of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the Partners of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

The Fund will furnish, without charge, a copy of its most recent annual report to any Partner upon request. Any such request should be directed to the Fund by calling 1-800-231-2808 or by writing to the Fund at 1 Parkview Plaza – Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

At the close of business on April 23, 2009, there were issued and outstanding 164,771 Shares of the Fund.

Voting

With respect to the election of Managing General Partners, those persons receiving the highest number of votes “For,” cast at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of Partners or until their successors are elected and qualified.

The Managing General Partners recommend that you cast your vote “FOR ALL” of the nominees for Managing General Partner of the Fund listed in the Proxy Statement.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “For” the proposal as to which they are entitled to be voted. A Partner who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners indicates that instructions have not been received from the beneficial owners and the nominee does not exercise discretionary authority (a so-called “broker non-vote”), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on the particular matter (or matters) as to which the nominee has not voted. With respect to the election of Managing General Partners, abstentions and broker non-votes are disregarded since only votes “For” are considered in determining those persons receiving the highest number of votes “For.” A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by recording later dated voting instructions via the internet or automated telephone or by attending the Meeting and voting in person.

The Fund knows of no business other than the election of Managing General Partners that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Partners based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Investment Adviser

Van Kampen Asset Management serves as investment adviser to the Fund (the “Adviser”). The principal address of the Adviser is 522 Fifth Avenue, New York, New York 10036. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is one of the nation’s largest investment management companies, with more than $78 billion in assets under management or supervision as of March 31, 2009. Van Kampen is a wholly owned subsidiary of Morgan Stanley.

Other Service Providers

The Fund has entered into an accounting services agreement with the Adviser. The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The principal business address of Mr. Sullivan is 1 Parkview Plaza – Suite 100, Oakbrook Terrace, IL 60181. The principal business address of Morgan Stanley is 522 Fifth Avenue, New York, New York 10036. The Fund has entered into a transfer agency agreement with Van Kampen Investor Services Inc. (“Investor Services”) pursuant to which Investor Services provides transfer agency and dividend disbursing services for the Fund. The principal business address of Investor Services is P.O. Box 219286, Kansas City, Missouri 64121-9286.

PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS

Nomination of Managing General Partners

Ten Managing General Partners are to be elected, each to serve until the next annual meeting of Partners or until a successor is elected and qualified. If an incumbent Managing General Partner is not reelected, he/she shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the partnership agreement. At the time of his/her election, each Managing General Partner was required to acquire Shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a Managing General Partner.

INFORMATION REGARDING MANAGING GENERAL PARTNERS AND NOMINEES
FOR ELECTION AS MANAGING GENERAL PARTNER

The business and affairs of the Fund are managed under the direction of the Fund’s Managing General Partners. The tables below list the incumbent Managing General Partners, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Proxy Statement. Managing General Partners serve one year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

Incumbent Independent Managing General Partners:

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	General	Held by Managing
of Managing General Partner	Fund	Served	During Past 5 Years	Partner	General Partner

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Managing General Partner	Managing General Partner since 1998	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

				Number of
				Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	General	Held by Managing
of Managing General Partner	Fund	Served	During Past 5 Years	Partner	General Partner

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Managing General Partner	Managing General Partner since 2003	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.
Rod Dammeyer (68) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Managing General Partner	Managing General Partner since 1998	President of CAC, LLC, a private company offering capital investment and management advisory services.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.
Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Managing General Partner	Managing General Partner since 2003	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	General	Held by Managing
of Managing General Partner	Fund	Served	During Past 5 Years	Partner	General Partner

R. Craig Kennedy (57) 1744 R Street, N.W. Washington, D.C. 20009	Managing General Partner	Managing General Partner since 2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.
Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Managing General Partner	Managing General Partner since 1998	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	General	Held by Managing
of Managing General Partner	Fund	Served	During Past 5 Years	Partner	General Partner

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Managing General Partner	Managing General Partner since 2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex.
Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Managing General Partner	Managing General Partner since 1998	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	General	Held by Managing
of Managing General Partner	Fund	Served	During Past 5 Years	Partner	General Partner

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Managing General Partner	Managing General Partner since 2003	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Incumbent Interested Managing General Partner:

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	General	Held by Managing
of Managing General Partner	Fund	Served	During Past 5 Years	Partner	General Partner

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Managing General Partner	Managing General Partner since 1998	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.
*	Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Remuneration of Managing General Partners

The compensation of the Managing General Partners who are affiliated persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Adviser or Van Kampen is paid by the respective affiliated entity. The funds in the Fund Complex, including the Fund, pay each Managing General Partner who is not an affiliated person of the Adviser or Van Kampen an annual retainer and meeting fees. Each fund in the Fund Complex, other than the Fund, offers a retirement plan to trustees who are not affiliated persons of the Adviser or Van Kampen. Under the retirement plan of each fund, each eligible trustee who has at least ten years of service for a fund (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60 is eligible to receive a retirement benefit from such fund for each of the ten years following such trustee’s retirement. Under certain conditions, reduced benefits are available for early retirement. Each fund in the Fund Complex, other than the Fund, offers deferred compensation arrangements to trustees who are not affiliated persons of the Adviser or Van Kampen. Under the deferred compensation plan of each fund, each eligible trustee can elect to defer receipt of all or a portion of the fees earned by such trustee until such trustee’s retirement. The deferred compensation earns a rate of return determined by reference to funds in the Fund Complex selected by the trustee. The deferred compensation plans are not funded and obligations thereunder represent general unsecured claims against the general assets of the funds.

Additional information on compensation and benefits for Managing General Partners is set forth below. As indicated in the notes accompanying the table, the amounts relate to the Fund’s most recent fiscal year ended December 31, 2008, the Fund Complex’s most recently completed calendar year ended December 31, 2008 or the date of this Proxy Statement.

2008 Compensation Table

		Fund Complex
		Aggregate
		Pension or		Total
		Retirement	Aggregate	Compensation
	Aggregate	Benefits	Estimated	Before
	Compensation	Accrued	Annual	Deferral from
	from the	as Part of	Benefits Upon	Fund
Name	Fund(1)	Fund Expenses(2)	Retirement(3)	Complex(4)

Independent Managing General Partners:
David C. Arch	$381	$39,659	$105,000	$228,531
Jerry D. Choate	381	105,506	105,000	228,531
Rod Dammeyer	381	77,926	105,000	228,531
Linda Hutton Heagy	381	28,514	105,000	228,531
R. Craig Kennedy	381	19,693	105,000	228,531
Howard J Kerr	381	107,362	149,395	228,531
Jack E. Nelson	381	124,295	105,000	228,531
Hugo F. Sonnenschein	381	78,523	105,000	228,531
Suzanne H. Woolsey	381	67,634	105,000	228,531
Interested Managing General Partner:
Wayne W. Whalen	381	78,451	105,000	228,531

(1)	The amounts shown in this column are the aggregate compensation from the Fund to each Managing General Partner for the Fund’s fiscal year ended December 31, 2008.

(2)	The funds in the Fund Complex, other than the Fund, have adopted retirement plans for trustees who are not affiliated persons of the Adviser or Van Kampen. The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by such funds for their respective fiscal years ended in 2008.

(3)	The funds in the Fund Complex, other than the Fund, have adopted retirement plans for trustees who are not affiliated persons of the Adviser or Van Kampen. The amounts shown in this column represent the sum of the estimated annual benefits payable each year by the current (i.e., as of the date of this Proxy Statement) funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee’s anticipated retirement.

(4)	The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2008 before deferral under any deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Share Ownership of Managing General Partners

As of April 23, 2009, each Managing General Partner of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by such Managing General Partner/Trustee/Director in the dollar range amounts specified below:

Independent Managing General Partners

Aggregate Dollar Range
of Equity Securities
in all Funds Overseen
	Dollar Range of	by the Managing
	Equity Securities	General Partner/Trustee/Director
	in the Fund	in the Fund Complex

David C. Arch	$1 - $10,000	$10,001 - $50,000
Jerry D. Choate	$1 - $10,000	$10,001 - $50,000
Rod Dammeyer	$1 - $10,000	Over $100,000
Linda Hutton Heagy	$1 - $10,000	$10,001 - $50,000
R. Craig Kennedy	$1 - $10,000	Over $100,000
Howard J Kerr	$1 - $10,000	$1 - $10,000
Jack E. Nelson	$1 - $10,000	$1 - $10,000
Hugo F. Sonnenschein	$1 - $10,000	$10,001 - $50,000
Suzanne H. Woolsey	$1 - $10,000	$10,001 - $50,000

Interested Managing General Partner

Aggregate Dollar Range
of Equity Securities
in all Funds Overseen
	Dollar Range of	by the Managing
	Equity Securities	General Partner/Trustee/Director
	in the Fund	in the Fund Complex

Wayne W. Whalen	$1 - $10,000	Over $100,000

As of April 23, 2009, the officers and Managing General Partners owned less than 1% of the outstanding Shares of the Fund.

Board Committees and Meetings

The Fund’s Board of Managing General Partners has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of “Independent Managing General Partners”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

The Board’s audit committee consists of Messrs. Choate, Dammeyer and Kennedy. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls. The Board has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities. The Fund’s audit committee charter is available on Van Kampen’s web site at www.vankampen.com. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm their independence. Based on this review, the audit committee recommended to the Board of the Fund that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission (the “SEC”). Each member of the Fund’s audit committee is deemed an audit committee expert.

The Board’s brokerage and services committee consists of Mesdames Heagy and Woolsey and Mr. Sonnenschein. The brokerage and services committee reviews the Fund’s allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Van Kampen Investor Services.

The Board’s governance committee consists of Messrs. Arch, Kerr and Nelson. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Managing General Partners on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Fund’s governance committee charter, which includes the Fund’s nominating policies, is available on Van Kampen’s web site at www.vankampen.com. The Independent Managing General Partners of the Fund select and nominate any other nominee Independent Managing General Partners for the Fund. While the Independent Managing General Partners of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Managing General Partners as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Managing General Partners as described below.

During the Fund’s last fiscal year, the Board held 15 meetings. During the Fund’s last fiscal year, the audit committee of the Board held 4 meetings, the brokerage and services committee held 3 meetings and the governance committee held 5 meetings. During the Fund’s last fiscal year, each Managing General Partner during the period such Managing General Partner served as such attended at least 75% of the meetings of the Board of Managing General Partners and all committee meetings thereof of which each Managing General Partner was a member.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Managing General Partners. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for such Managing General Partner above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

OTHER INFORMATION

Executive Officers of the Fund

The following information relates to the executive officers of the Fund. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Managing General Partners and serve for one year or until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Funds	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Funds	Served	During Past 5 Years

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.
Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management. Vice President and Secretary of funds in the Fund Complex.
John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.
Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Shareholder Information

As of April 23, 2009, no person was known by the Fund to own beneficially 5% or more of the Fund’s outstanding Shares except as follows:

	Amount of	Approximate
Name and Address	Ownership as of	Percentage
of Holder	April 23, 2009	of Ownership
A Fletcher Sisk Jr. 3009 Larkspur Run Williamsburg, VA 23185-3766	10,464	6.35%

Comerica Bank Detroit & Edward Mardigian, Trustees DTD 8/2/77 with Helen Mardigian Trust P.O. Box 75000 Mail Code 3446 Detroit, MI 48275-0001	45,045	27.34%

Gordon E. Moore & Betty I. Moore, Trustees FBO Gordon E. Moore & Betty I. Moore Trust UA DTD 10-9-73 100 Canada Rd. Woodside, CA 94062-4104	11,184	6.79%

Independent Registered Public Accounting Firm

The Managing General Partners of the Fund, including a majority of the Managing General Partners who are not “interested persons” of the Fund (as defined by the 1940 Act), have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm to examine the financial statements for the current fiscal year of the Fund. The selection of D&T for the current fiscal year was recommended and approved by the Fund’s audit committee and approved by the Fund’s Managing General Partners. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

Audit and Other Fees

The Fund and certain “covered entities” were billed the following amounts by D&T during the Fund’s two most recent fiscal years.

Fiscal Year Ended 2008

	Van Kampen
	Exchange Fund		Covered Entities(1)

Audit Fees	$28,080		N/A
Non-Audit Fees
Audit-Related Fees	0		$244,200	(2)
Tax Fees	$1,650	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$1,650		$244,200
Total	$29,730		$244,200

Fiscal Year Ended 2007

	Van Kampen
	Exchange Fund		Covered Entities(1)

Audit Fees	$26,250		N/A
Non-Audit Fees
Audit-Related Fees	$0		$180,000	(2)
Tax Fees	$1,600	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$1,600		$180,000
Total	$27,850		$180,000

N/A — Not applicable.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 report.

(3)	Tax Fees represent tax compliance services provided in connection with the review of the Fund’s tax returns.

The audit committee of the Managing General Partners has considered whether the provision of non-audit services performed by D&T to the Fund and Covered Entities is compatible with maintaining D&T’s independence in performing audit services. The audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. 100% of such services were pre-approved by the audit committee pursuant to the audit committee’s pre-approval policies and procedures. The

Fund’s pre-approval policies and procedures are included in the Fund’s audit committee charter, which is available on Van Kampen’s web site at www.vankampen.com.

It is not expected that representatives of D&T will attend the Meeting. In the event representatives of D&T do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Expenses

The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Fund, the Adviser and/or its affiliates. The Fund may also retain Computershare Fund Services, a professional solicitation firm to assist in proxy solicitation. The estimated cost of additional telephone solicitation by Computershare Fund Services is approximately $2,000.

Partner Proposals

To be considered for presentation at a Partners’ meeting, rules promulgated by the SEC require that, among other things, a Partner’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Partner proposals intended to be presented at the year 2010 Annual Meeting of Partners for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund at the Fund’s principal address by January 4, 2010. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than March 31, 2010. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any Partner who wishes to submit proposals for consideration at a meeting of the Fund’s Partners should send such proposal to the Fund at the principal executive offices of the Fund at 522 Fifth Avenue, New York, New York 10036, Attn: Van Kampen Asset Management General Counsel’s Office.

General

Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of Partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any Partner during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy promptly or record your voting instructions by telephone or via the internet. No postage is required if mailed in the United States.

Lou Anne McInnis,
Assistant Secretary

May 5, 2009

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC.

EXCH 09

PROXY	PROXY
VAN KAMPEN EXCHANGE FUND
NOTICE OF ANNUAL MEETING OF PARTNERS TO BE HELD ON JUNE 17, 2009
The undersigned holder of shares of Van Kampen Exchange Fund, a California limited partnership (the “Fund”), hereby appoints John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Partners to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Wednesday, June 17, 2009 at 10:30 a.m., and at any adjournments thereof (“the Meeting”), and thereat to vote all Shares which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present, in accordance with the following instructions. If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they may jointly (or if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.
Important Notice Regarding the Availability of Proxy Materials for the Meeting of Partners to be held on June 17, 2009. The following material is available at www.proxyvote.com: Proxy Statement
This proxy is solicited on behalf of the Board of Managing General Partners. It will be voted as specified. If no specification is made, this proxy shall be voted for the proposal described herein and in the discretion of the proxies upon such other business as may properly come before the meeting.
The undersigned hereby acknowledge receipt of the accompanying Notice of Meeting and Proxy Statement for the meeting to be held on June 17, 2009.

VOTE VIA THE TELEPHONE: 1-866-241-6192 VOTE VIA THE INTERNET: https://vote.proxy - direct.com

999 9999 9999 999

Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

Signature

Signature

, 2008

Dated	VKE 18892 050208

Your vote is important!
Please sign, date and return your proxy card promptly no matter how many shares you own

Authority to vote for the election as Managing General Partners, the nominees named below:

PLEASE MARK VOTES AS IN THIS
			EXAMPLE:		☑

01. David C. Arch	02. Jerry D. Choate	03. Rod Dammeyer
04. Linda Hutton Heagy	05. R. Craig Kennedy	06. Howard J Kerr
07. Jack E. Nelson
08. Hugo F. Sonnenschein	09. Wayne W. Whalen	10. Suzanne H. Woolsey	FOR	WITHHOLD	FOR ALL EXCEPT
To withhold authority to vote for any nominee(s) mark “For All Except” and write the nominee name(s) on the line provided:			☐	☐	☐

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.